Exhibit 99.1

Exact Sciences Announces Proposed Public Offering of Common Stock

April 2, 2014

MADISON, Wis.—(BUSINESS WIRE)— Exact Sciences Corp. (NASDAQ: EXAS) today announced that it is offering $125 million of shares of its common stock in a proposed underwritten public offering. The offering is subject to market conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. The shares will be issued pursuant to a prospectus supplement to be filed as part of a shelf registration statement filed with the Securities and Exchange Commission (SEC) on Form S-3.

Jefferies LLC, Goldman, Sachs & Co. and Robert W. Baird & Co. Incorporated are acting as joint book-running managers for the proposed offering. William Blair & Company, L.L.C. and Canaccord Genuity Inc. are acting as co-managers of the offering.

A shelf registration statement relating to the shares was filed with the SEC and is effective. A preliminary prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement may also be obtained from: Jefferies LLC, Equity Syndicate Prospectus Department, 520 Madison Avenue, 12th Floor, New York, NY 10022, or by calling 877-547-6340, or by e-mailing Prospectus_Department@Jefferies.com; or Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282, or by calling 866-471-2526, or by emailing prospectus-ny@ny.email.gs.com; or Robert W. Baird & Co. Incorporated, Syndicate Department, 777 E. Wisconsin Avenue, Milwaukee, WI 53202, or by calling 800-792-2473, or by e-mailing syndicate@rwbaird.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Exact Sciences

Exact Sciences Corp. is a molecular diagnostics company focused on the early detection and prevention of colorectal cancer. The company has exclusive intellectual property protecting its non-invasive, molecular screening technology for the detection of colorectal cancer. Stool-based DNA technology is included in the colorectal cancer screening guidelines of the American Cancer Society and the U.S. Multi-Society Task Force on Colorectal Cancer.

Certain statements made in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate,” or other comparable terms. Forward-looking statements in this news release may address the following subjects among others: statements regarding the anticipated closing of the offering, the sufficiency of our capital resources, expected operating losses, expectations concerning our ability to secure FDA approval of and reimbursement for our Cologuard test, our estimated reimbursement amounts, our estimates of the available market size and our potential penetration, expected license fee revenues, expected research and development expenses, expected general and administrative expenses and our expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

The Luminis Group Ltd. for Exact Sciences Corp.

Rod Hise, 608-807-4607

rod@luminisgroup.com